Income Tax - Schedule of net deferred tax assets (Detail) - Micromidas, Inc. - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred income tax assets
Net operating loss carryforwards	$ 18,400,304	$ 16,546,428
Other	149,027	33,011
Depreciation and amortization	113,873	139,885
Total deferred income tax assets	18,663,204	16,719,324
Valuation allowance	(18,663,204)	(16,719,324)
Total deferred income tax assets, net of valuation allowance	$ 0	$ 0